Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 - Subsequent events:

a.

In December 2019, an outbreak of the COVID-19 was reported in Wuhan, China. On March 11, 2020, the World Health Organization declared the COVID-19 a global pandemic. This highly contagious disease has spread to most of the countries in the world and throughout the United States, creating a serious impact on customers, workforces and suppliers, disrupting economies and financial markets, and potentially leading to a world-wide economic downturn. It has caused a disruption of the normal operations of many businesses, including the temporary closure or scale-back of business operations and/or the imposition of either quarantine or remote work or meeting requirements for employees, either by government order or on a voluntary basis. It may also impact the ability of our subcontractors, partners, and suppliers to operate and fulfil their contractual obligations, and result in an increase in costs, delays or disruptions in performance. These supply chain effects, and the direct effect of the virus and the disruption on our employees and operations, may negatively impact our financial condition and results of operations. Our employees, in many cases, are working remotely and using various technologies to perform their functions. In addition, as a result of the pandemic, during March 2020 ACSI placed a number of our non-management employees on unpaid leave. In June 2020, some of those employees returned to work while some were retrenched, which will impact the Group's operations. The Group might experience delays or changes in customer demand, particularly if customer funding priorities change.

Both the health and economic aspects of the COVID-19 are highly fluid and the future course of each is uncertain. For these reasons and other reasons that may come to light if the coronavirus pandemic and associated protective or preventative measures expand, we may experience a material adverse effect on our business operations, revenues and financial condition; however, its ultimate impact is highly uncertain and subject to change.

On December 3, 2019, ACSI entered into new contracts for selling its strategic interception solutions, subject to certain approvals from local authorities and systems acceptances. Severe restrictions imposed by many countries on global travel have impeded the Group's ability to complete the phase of the systems acceptances. The Company is making every effort to resolve this issue as soon as possible. However, additional hurdles beyond our control may arise in implementing this project.

b.	During March 2020, the IP approved the Group an additional withdrawal of NIS 1.5 million (approximately $434 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019) from the restricted account, for the same purpose as the previous one. The withdrawal was made immediately after permission was received. For additional information see Note 3.